SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. _____)

Check the appropriate box:
         |X|      Preliminary Information Statement
         |_|      Confidential,  For Use of the Commission Only (as permitted by
                  Rule 14c-5(d)(2))
         |_|      Definitive Information Statement

                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
================================================================================
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
         |X|      No Fee Required
         |_|      Fee computed on table below per  Exchange  Act Rules  14c-5(g)
                  and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------
         (4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5)      Total fee paid:

--------------------------------------------------------------------------------

         |_|      Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------

         (1)      Amount previously paid:

--------------------------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         (3)      Filing party:

--------------------------------------------------------------------------------
         (4)      Date filed:

--------------------------------------------------------------------------------

                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION

              -----------------------------------------------------

             NOTICE OF ACTION BY WRITTEN CONSENT OF THE SHAREHOLDERS
              -----------------------------------------------------




DATE OF NOTICE.........................          ______ __, 2004.

ITEMS OF CONSENT.......................          (1)      Approval     of     an
                                                          amendment    to    the
                                                          Company's       Second
                                                          Restated  and  Amended
                                                          Articles            of
                                                          Incorporation  to  (a)
                                                          increase          from
                                                          50,000,000          to
                                                          100,000,000        the
                                                          authorized  number  of
                                                          shares      of     the
                                                          Company's common stock
                                                          and   (b)    authorize
                                                          20,000,000  shares  of
                                                          "blank          check"
                                                          preferred  stock  (the
                                                          rights,   preferences,
                                                          privileges         and
                                                          restrictions   to   be
                                                          determined    by   the
                                                          Board of Directors).

                                                 (2)      Approval, ratification
                                                          and  adoption  of  the
                                                          Company's  2004  Stock
                                                          Incentive Plan.

                                                 (3)      Approval     of    the
                                                          Company's reincorpora-
                                                          tion in the  State  of
                                                          Delaware.

ACTION TAKEN AS OF.....................          A  majority  of  the  Company's
                                                 stockholders approved the above
                                                 items  by  written  consent  on
                                                 June 3, 2004.





June __, 2004
                                                 -------------------------------
                                                 WEI LI, CHIEF EXECUTIVE OFFICER

                              INFORMATION STATEMENT
        PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

         Pursuant to the requirements of Section 14(c) of the Securities and Exchange Act of 1934, as amended, and Section 16-10a-704 of the Utah Revised Business Corporation Act, this Information Statement and Notice of Action by Written Consent of the Shareholders is being furnished by Kiwa Bio-Tech Products Group Corporation (the "COMPANY") to you and other holders of record of the common stock of the Company, as of the close of business on June 3, 2004, to provide information with respect to actions taken by written consent of the holders of a majority of the outstanding shares of Company common stock. This Information Statement is expected to be mailed to shareholders on or about _________, 2004.

         The written consent actions adopted by holders of a majority of the outstanding shares of the Company's common stock approved (i) an amendment to the Company's Second Restated and Amended Articles of Incorporation, as amended, increasing the Company's total authorized common capital stock from 50,000,000 shares to 100,000,000 shares and authorizing the creation of 20,000,000 shares of "blank check" preferred stock (the rights, preferences, privileges and restrictions to be determined by the Board of Directors); (ii) adoption of the Company's 2004 Stock Incentive Plan; and (iii) the Company's reincorporation in the State of Delaware.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The Company's authorized capital stock consists of 50,000,000 shares of common stock, par value $0.001 per share, of which 34,930,248 shares were issued and outstanding as of June 3, 2004. Each share of common stock entitles the holder thereof to one vote on each matter that may come before a meeting of the shareholders. The Company does not have any other class or series of capital stock authorized or issued.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth as of June 3, 2004, certain information known to us with respect to the beneficial ownership of the Company's common stock by (i) each director and executive officer of the Company, (ii) each person who is known by us to own of record or beneficially more than 5% of the outstanding common stock, and (iii) all of the Company's directors and its executive officers as a group. Unless otherwise indicated, each of the shareholders can be reached at the Company's principal executive offices located at 17700 Castleton Street, Suite 589, City of Industry, California 91748.

                                                                  SHARES
                     BENEFICIAL OWNER                     BENEFICIALLY OWNED (1)
                                                            Number   Percent (%)

                      (i) Directors and Executive Officers
Wei Li (2)
Chairman of the Board and CEO....................         12,356,672        35.4
Da-chang Ju (3)
Director.........................................         10,062,088        28.8
Lian-jun Luo
Chief Financial Officer and Director.............            308,916           *
James Nian Zhan
Secretary and Director...........................            308,916           *
Yun-long Zhang
Director.........................................            308,916           *

                                 (ii) 5% Holders
All Star Technology Inc. (2).....................         12,356,672        35.4
InvestLink (China) Limited (3)...................         10,062,088        28.8
De-jun Zou.......................................          3,089,138         8.9
Times Crossword Investment, Ltd..................          3,089,168         8.9
Tze Ming Hsu (4)
9th Floor, #101 Fu-Shin N.
Taipei, Taiwan, R.O.C............................          2,000,000         5.4

                           (iii) Management as a Group

ALL DIRECTORS, NOMINEES  AND EXECUTIVE
   OFFICERS AS A GROUP (SEVEN PERSONS)...........         23,345,508        66.8

----------
 *       Less than 1%.
(1) Gives effect to the shares of common stock issuable upon the exercise of all options exercisable within 60 days of June 3, 2004 and other rights beneficially owned by the indicated shareholders on that date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and includes voting and investment power with respect to shares. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned. Percentage ownership is calculated based on 34,930,248 shares of the common stock outstanding as of June 3, 2004. All information is as of June 3, 2004 and is based upon information furnished by the persons listed, contained in filings made by them with the SEC or otherwise available to the Company.

(2) Consists of shares held by All Star Technology Inc., a British Virgin Islands international business company. Wei Li is a principal shareholder of All Star Technology Inc. and may be deemed to beneficially own such shares, but disclaims beneficial ownership in such shares held by All Star Technology Inc. except to the extent of his pecuniary interest therein.
(3) Consists of 6,178,336 shares of common stock held directly by InvestLink (China) Limited and 3,883,752 shares of common stock held by InvestLink (China) Limited as custodian for Gui-sheng Chen. Da-chang Ju is a principal shareholder of InvestLink (China) Limited and may be deemed to beneficially own such shares, but disclaims beneficial ownership in such shares held by InvestLink (China) Limited except to the extent of his pecuniary interest therein.
(4) Consists of shares of common stock issuable upon conversion of convertible loans.

         CHANGE IN CONTROL. On March 12, 2004, pursuant to an Agreement and Plan of Merger (the "MERGER AGREEMENT") dated as of March 11, 2004, by and among the Company, formerly named Tintic Gold Mining Company ("TINTIC"), TTGM Acquisition Corporation, a Utah corporation and wholly-owned subsidiary of Tintic ("MERGER SUB"), and Kiwa Bio-Tech Products Group Ltd., a British Virgin Islands international business company ("KIWA"), Merger Sub merged with and into Kiwa (the "Merger"). Each share of Kiwa common stock was converted into 1.5445839 shares of Tintic common stock, with Kiwa surviving as Tintic's wholly-owned subsidiary. The merger resulted in a change of control of Tintic, with former Kiwa shareholders owning approximately 89% of Tintic on a fully diluted basis. Subsequent to the Merger, Tintic changed its name to Kiwa Bio-Tech Products Group Corporation and effected a 4-for-1 stock split. The Company is unaware of any arrangements which may result in a change in control of the Company.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

         The following table sets forth, as to the Chief Executive Officer, information concerning all compensation paid for services to the Company in all capacities for each of the three years ended December 31 indicated below. No other executive officer of the Company received total annual salary and bonus in excess of $100,000 for each of the three years ended December 31 indicated below.

                                                                      LONG TERM COMPENSATION
                                                  ANNUAL          --------------------------
                              FISCAL YEAR      COMPENSATION        RESTRICTED       ALL
NAME                             ENDED        ---------------     STOCK AWARDS     OTHER
PRINCIPAL POSITION(1)         DECEMBER 31,    SALARY    BONUS        ($)        COMPENSATION
---------------------         ------------    ------    -----        ---        ------------
George Christopulos.......        2003          0         0        8,139 (1)          0
   President, Chief               2002          0         0        7,875 (2)          0
   Executive Officer &            2001          0         0        6,900 (3)          0
   Chief Financial Officer

----------

(1) 81,391 shares of restricted stock valued at $0.10 per share were issued to Mr. Christopulos as compensation for services rendered to the Company during the fiscal year ended December 31, 2003.
(2) 45,000 shares of restricted stock valued at $0.175 per share were issued to Mr. Christopulos as compensation for services rendered to the Company during the fiscal year ended December 31, 2002.


                                       3


(3) 23,000 shares of restricted stock valued at $0.30 per share (as adjusted for the one share for ten shares reverse stock split approved by the Board of Directors of the Company (the "BOARD") on January 17,
         2003) were issued to Mr. Christopulos as compensation for services rendered to the Company during the fiscal year ended December 31, 2001.

         COMPENSATION OF DIRECTORS. At present, non-employee directors do not receive any cash compensation or award of options, warrants, or stock appreciation rights (SARs) for their service on the Board. The Board may in the future establish a policy for compensation of non-employee directors, which may include cash payments, option or stock grants and/or reimbursement of expenses.

         EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS. At present, there are no employment contracts between the Company and any named executive officers. There are no compensatory plans or arrangements with respect to a named executive officer that would result in payments or installments in excess of $100,000 upon the resignation, retirement or other termination of such executive officer's employment with the Company or from a change-in-control.

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

         The Board approved an amendment (the "AMENDMENT") to the Company's Second Restated and Amended Articles of Incorporation, as amended (the "ARTICLES OF INCORPORATION"), that will increase the aggregate number of shares of common stock authorized for issuance from 50,000,000 to 100,000,000 shares and authorize the creation of 20,000,000 shares of "blank check" preferred stock, the rights, preferences, privileges and restrictions to be determined by the Board. The complete text of the form of the Amendment is set forth below. The Board submitted the Amendment to the shareholders for approval by written consent.

         Approval of the Amendment required the affirmative vote of the majority of the outstanding shares of the common stock on the record date. As of June 3, 2004, holders of a majority of the Company's common stock had approved the Amendment.

         The additional shares of common stock will become part of our existing class of common stock, and the additional shares of common stock, when and if issued, would have the same rights and privileges as the shares of common stock now issued.

         The Articles of Incorporation presently authorize the issuance of 50,000,000 shares of common stock and no shares of preferred stock. Of the 50,000,000 presently authorized shares of common stock, 34,930,248 shares were issued and outstanding on June 3, 2004. Accordingly, only 15,069,752 shares of common stock remain available for other corporate purposes.

REASONS FOR THE AMENDMENT.

         The Board believes that the proposed increase in the authorized shares of common and authorization of preferred stock is in the best interests of the Company and its shareholders and believes that it is advisable to authorize such additional shares and have them available in connection with (i) possible future transactions such as financings, strategic alliances, corporate mergers and acquisitions, (ii) possible funding of new products, programs or businesses and
(iii) other uses not presently determinable and as may be deemed to be feasible and in the Company's best interests. In addition, the Board believes that it is desirable for the Company to have the flexibility to issue shares of common stock or preferred stock without further shareholder action, except as otherwise provided by law.

AMENDMENT.

         Following adoption of the Amendment, Article III of the Articles of Incorporation will read as follows:

                          "ARTICLE III - CAPITALIZATION

                  The Corporation is authorized to issue two (2) classes of capital stock to be designated, respectively, "COMMON STOCK" and "PREFERRED STOCK." The total number of shares of capital stock that this Corporation is authorized to issue is One Hundred Twenty Million (120,000,000) shares. One Hundred Million (100,000,000) shares shall be Common Stock, par value $0.001 per share, and Twenty Million
         (20,000,000) shares shall be Preferred Stock, par value $0.001 per share. The Board of Directors may, from time to time, sell any or all of the authorized but unissued capital stock of the Corporation without first offering the same to the shareholders then existing; that all such sales may be made on such terms and conditions as the Board of Directors may deem advisable. The capital stock of the Corporation is non-assessable.

                  The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, within the limitations and restrictions stated in this Articles of Incorporation, to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, or any of them and to increase or decrease the number of shares of any series prior or subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series."

CERTAIN EFFECTS OF THE AMENDMENT.

         The Board of Directors believes that approval of the Amendment is in the best interests of the Company and our shareholders. However, you should note that you could experience substantial dilution in the percentage of the Company's equity you own upon issuance of additional shares by the Company. The issuance of such additional shares might be disadvantageous to current shareholders in that any additional issuances would potentially reduce per share dividends, if any. You should be aware, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company has never paid dividends, adopted any policy with respect to the payment of dividends on common stock and does not intend to pay any cash dividends on common stock in the foreseeable future. The Company intends to retain earnings, if any, for use in financing growth and additional business opportunities.

         The Board is not proposing the increased capitalization as a means of discouraging tender offers or takeover attempts. However, in the event of an unsolicited tender offer or takeover proposal, the increased number of shares could give the Company greater opportunity to issue shares to persons who are friendly to management. The shares might also be available to make acquisitions or enter into other transactions that might frustrate potential offerors.

         The proposed amendment does not change the terms of our common stock, which does not have preemptive rights. The additional shares of common stock for which authorization is sought will have the same voting rights, the same rights to dividends and distributions, and will be identical in all other respects to the shares of our common stock now authorized.

         The preferred stock will have such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions as are determined by the Board of Directors at a later date. Thus the Board of Directors is entitled to authorize the creation and issuance of up to 20,000,000 shares of preferred stock in one or more series with such limitations and restrictions as may be determined in the Board of Directors' sole discretion, without further authorization by the Company's shareholders. You will not have preemptive rights to subscribe for shares of preferred stock. It is not possible to determine the actual effect of the preferred stock on the rights of the shareholders of the Company until the Board of Directors determines the rights of the holders of a series of preferred stock. However, such effects might include: (i) restrictions on the payment of dividends to holders of common stock; (ii) dilution of voting power to the extent that the holders of shares of preferred stock are given voting rights; (iii) dilution of the equity interests and voting power if the preferred stock is convertible into common stock; and
(iv) restrictions upon any distribution of assets to the holders of common stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of preferred stock.

         While the Company may consider effecting an equity offering of preferred stock in the future for the purposes of raising additional working capital or otherwise, the Company does not presently have any agreements or understandings with any third party to effect any such offering and no assurances are given that any offering will in fact be effected.

EFFECTIVE DATE OF THE AMENDMENT.

         The Amendment will be effective upon the close of business on the date of filing of the Certificate of Amendment of the Articles of Incorporation with the Utah Secretary of State, which filing is expected to take place approximately 20 days after this Information Statement is mailed to shareholders. However, the exact timing of the filing of the Certificate of Amendment will be determined by the Board based upon its evaluation as to when such action will be most advantageous to the Company and its shareholders, and the Board reserves the right to delay filing the Certificate of Amendment for up to twelve months following shareholder approval thereof. In addition, the Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Amendment if, at any time prior to filing the Certificate of Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and its shareholders.


ADOPTION OF 2004 STOCK INCENTIVE PLAN

         On May 10, 2004, the Board determined that it was in the best interest of the Company and its shareholders to provide equity incentives to certain of the Company's directors, officers and employees and or consultants. Pursuant to that end, the Board adopted and approved, subject to shareholder approval, the Company's 2004 Stock Incentive Plan (the "PLAN"). The plan provides for the issuance of stock options and stock purchase rights to qualifying participants. This key aspect of the Company's compensation program is designed to attract, retain, and motivate the highly qualified individuals required for the Company's long-term success.

         Approval of the Plan required the affirmative vote of the majority of the outstanding shares of the common stock on the record date. As of June 3, 2004, holders of a majority of the Company's common stock had approved the Plan.

         A copy of the Plan is included in this Information Statement as Appendix "A" and the description below is qualified in its entirety by reference to the Plan.

         NUMBER OF SHARES AUTHORIZED AND MAXIMUM INDIVIDUAL PARTICIPATION - The Plan reserves 1,047,907 shares of the Company's common stock for the issuance of options and stock purchase rights ("RIGHTS") under the Plan. Not more than 350,000 shares may be granted to any participant in any fiscal year.

         PLAN ADMINISTRATION - Either the Board or a committee of the Board will administer the Plan (the "ADMINISTRATOR").

         ELIGIBILITY - Eligible persons who are selected by the Administrator shall be eligible to be granted Rights under the Plan subject to limitations set forth therein; provided, however, that only employees shall be eligible to be granted Incentive Stock Options under the Plan.

         TERM AND AMENDMENT OF THE PLAN - The Plan was effective as of May 10, 2004. No Rights may be granted on or after May 10, 2014. The Board may suspend or terminate the Plan at any time. The Board may amend the Plan as its deems necessary and intends to make any amendments necessary to comply with changes in the income tax or securities laws of the United States or the State of its incorporation.

         STOCK OPTION AWARDS - Stock options awarded may be either Incentive Stock Options as defined in Section 422 of the Internal Revenue Code or Non-Qualified Stock Options because they fall outside Section 422's requirements. The options generally expire 10 years after the date of grant and are not all available for exercise immediately upon grant. The exercise price of Incentive Stock Options may not be less than the fair market value on the date of grant, while Non-Qualified Stock Options must have an exercise price of at least 85% of the fair market value on the date of grant. Options vest, in the case of an optionee who is not an officer, director or consultant of the company, at least as rapidly as 20% per year over the five-year period commencing on the grant date.

         STOCK PURCHASE RIGHTS - Stock Purchase Rights awarded to any participant automatically expire if not exercised by the participant within 30 days after the Company communicates the grant of such right to the participant. The exercise price of Stock Purchase Rights may not be less than 85% of the fair market value of the shares of stock on either the date of grant or the date of purchase of the Stock Purchase Right. Each Stock Purchase Agreement may provide that the Company may repurchase Stock purchased pursuant to Stock Purchase Rights ("RESTRICTED STOCK") at the purchase price (as adjusted from time to time), within 90 days after the termination of the participant's service with the Company. The repurchase right lapses at least as rapidly as 20% per year over the five-year period commencing when the stock is purchased.

         TRANSFER RESTRICTIONS - The Plan provides that with the exception of permitted transfers of Non-Qualified Stock Options, a participant may not assign, sell or transfer options other than by will or by operation of the laws of descent and distribution. The Administrator, in its sole discretion, may permit the transfer of a Non-Qualified Stock Option by gift to a family member or by transfer instrument to a trust, provided that the option is to be passed to beneficiaries upon death of the trustor. The Stock Option Agreement utilized by the Administrator restricts transfer of options as outlined above and allows exercise after termination under limited circumstances.

         With the exception of permitted transfers, vested Restricted Stock is not transferable unless the shares are transferred (i) pursuant to and in conformity with an effective registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "ACT") or an exemption from registration under the Act, and (ii) the securities laws of any state of the United States, AND the participant has, prior to the transfer and if requested by the Company, provided all relevant information to the Company's counsel so that the Company's counsel is able to prepare and actually deliver a written opinion that the proposed transfer conforms with the above requirements. Permitted transfers include transfers by will or by operation of the laws of descent and distribution, by gift to a family member, or by transfer instrument to a trust, provided that the stock is to be passed to beneficiaries upon death of the trustor. Participants have no right to transfer non-vested Restricted Stock, other than to the Company, under the Plan. The Stock Purchase Agreement utilized by the Administrator restricts transfer of Restricted Stock as outlined above.

         ADJUSTMENTS - If there is any change in the capitalization of the Company, including, among other things, stock dividends and stock splits, the number of shares of stock available for Rights, the number of shares of stock covered by outstanding Rights and the exercise price or purchase price of any stock option or purchase right in effect prior to such change shall be proportionately adjusted by the Administrator to reflect any change.

         UNITED STATES FEDERAL INCOME TAX CONSEQUENCES. The following is a general discussion of the principal federal income tax consequences under the Plan. Because the United States federal income tax rules governing options and related payments are complex and subject to change, optionees are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to option exercise. The Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by the employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

         CONSEQUENCES TO EMPLOYEES: INCENTIVE STOCK OPTIONS. No income is recognized for federal income tax purposes by an optionee at the time an Incentive Stock Option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an Incentive Stock Option. If the optionee disposes of the shares received upon exercise after two years from the date such option was granted and after one year from the date such option is exercised, the optionee will recognize long-term capital gain or loss when he or she disposes of his or her shares. Such gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the shares at the time of disposition. If the optionee disposes of shares acquired upon exercise of an Incentive Stock Option within two years after being granted the option or within one year after acquiring the shares, any amount realized from such disqualifying disposition will be taxable at ordinary income rates in the year of disposition to the extent that (i) the lesser of (a) the fair market value of the shares on the date the Incentive Stock Option was exercised or (b) the fair market value at the time of such disposition exceeds (ii) the Incentive Stock Option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon the length of time the shares have been held. The use of stock acquired through exercise of an Incentive Stock Option to exercise an Incentive Stock Option will constitute a disqualifying disposition if the applicable holding period requirements have not been satisfied. For alternative minimum tax purposes, the excess of the fair market value of the stock as of the date of exercise over the exercise price of the Incentive Stock Option is included in computing that year's alternative minimum taxable income. However, if the shares are disposed of in the same year, the maximum alternative minimum taxable income with respect to those shares is the gain on disposition. There is no alternative minimum taxable income from a disqualifying disposition in subsequent years.

         CONSEQUENCES TO EMPLOYEES: NON-QUALIFIED STOCK OPTIONS. An optionee recognizes no income at the time Non-Qualified Stock Options are granted under the Plan. In general, at the time shares are issued to an optionee pursuant to exercise of Non-Qualified Stock Options, the optionee will recognize income taxable at ordinary income tax rates equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of such shares. An optionee will recognize gain or loss on the subsequent sale of shares acquired upon exercise of Non-Qualified Stock Options in an amount equal to the difference between the selling price and the tax basis of the shares, which will include the price paid plus the amount included in the optionee's taxable income by reason of the exercise of the Non-Qualified Stock Options. Provided the shares are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term or long-term capital gain or loss depending upon the length of time the shares have been held.

         CONSEQUENCES TO COMPANY: INCENTIVE STOCK OPTIONS. The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Stock Option. There are also no United States federal income tax consequences to the Company as a result of the disposition of shares acquired upon exercise of an Incentive Stock Option if the disposition is not a disqualifying disposition. At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee at ordinary income tax rates.

         CONSEQUENCES TO COMPANY: NON-QUALIFIED STOCK OPTIONS. The Company generally will be entitled to a deduction for United States federal income tax purposes in the same year and in the same amount as the optionee is considered to have recognized income taxable at ordinary income tax rates in connection with the exercise of Non-Qualified Stock Options. In certain instances, the Company may be denied a deduction for compensation attributable to awards granted to certain officers of the Company to the extent that such compensation exceeds $1,000,000 in a given year.

         CONSEQUENCES OF RESTRICTED STOCK. In general, the Company will be entitled to a deduction for federal income tax purposes in the same year and in the same amount as the recipient is considered to have recognized income taxable at ordinary income tax rates in connection with the purchase of Restricted Stock. In certain instances, the Company may be denied a deduction for compensation attributable to awards granted to certain officers of the Company to the extent that such compensation exceeds $1,000,000 in a given year. Depending on the nature of any repurchase rights or transfer restrictions associated with Restricted Stock, the restrictions may be deemed to create a "substantial risk of forfeiture" under Section 83 of the Code. In that event, special tax consequences arise from the purchase and disposition of the shares of stock.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth certain information regarding our equity compensation plans as of December 31, 2003.

                           NUMBER OF SECURITIES TO    WEIGHTED-AVERAGE EXERCISE    NUMBER OF SECURITIES
                           BE ISSUED UPON EXERCISE    PRICE OF OUTSTANDING         REMAINING AVAILABLE OR
                           OF OUTSTANDING OPTIONS,    OPTIONS, WARRANTS AND        FUTURE ISSUANCE UNDER EQUITY
                           WARRANTS AND RIGHTS        RIGHTS                       COMPENSATION PLANS
-----------------------    -----------------------    -------------------------    ----------------------------
Equity compensation                    0                          0                              0
plans approved by
security holders.......
Equity compensation                    0                          0                              0
plans not approved by
security holders.......
Total..................                0                          0                              0


APPROVAL OF REINCORPORATION IN DELAWARE

SUMMARY.

         As set forth below, the Company's Board of Directors ("BOARD") believes that in the best interests of the Company and its shareholders to change the Company's state of incorporation from Utah to Delaware. The Board has approved the reincorporation, which will be effected pursuant to the plan of merger. Under the plan of merger, you will become a stockholder of Kiwa Bio-Tech Products Group Corporation, a Delaware corporation ("KIWA DELAWARE"). Kiwa Delaware will continue to operate the Company's business.

         Pursuant to the plan of merger, each outstanding share of our common stock will automatically be converted into one share of Kiwa Delaware's common stock, $.001 par value. It is anticipated that the merger will become effective approximately twenty to thirty days following the mailing of this Information Statement.

         Approval of the reincorporation proposal required the affirmative vote of the majority of the outstanding shares of the common stock on the record date. As of June 3, 2004, holders of a majority of the Company's common stock had approved the Company's reincorporation in Delaware.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION.

         The Board and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which our governance decisions can be based. Shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own. Reincorporation in Delaware may reduce the cost and time involved in raising capital and engaging in other business transactions because investors and other companies and their counsel are generally more familiar with Delaware law.

PROMINENCE, PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW.

         Delaware has for many years followed a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Delaware courts have developed considerable expertise in dealing with corporate law issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

WELL ESTABLISHED PRINCIPLES OF CORPORATE GOVERNANCE.

         There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board under the business judgment rule. The Company's shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

OTHER PROVISIONS OF THE CHARTER AND BYLAWS OF KIWA DELAWARE.

         The provisions of Kiwa Delaware's certificate of incorporation and bylaws are similar to the Company's articles of incorporation and bylaws in most respects. Other changes in the rights of stockholders and powers of management are the result of the application of Delaware law. See "Antitakeover Implications" and "Significant Differences between the Corporation Laws of Utah and Delaware," below.

ANTITAKEOVER IMPLICATIONS.

         Delaware, like many other states, permits a corporation to adopt a number of measures that are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. These measures are not included in the certificate of incorporation or bylaws of Kiwa Delaware. The reincorporation proposal is not being proposed in order to prevent a change in control, nor is it in response to any present attempt known to the Board to acquire control of us or to obtain representation on the Board.

         The reincorporation proposal has antitakeover implications because, by operation of law, Section 203 of the Delaware General Corporation Law restricts "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board approves the business combination.

NO CHANGE IN THE BUSINESS, MANAGEMENT, EMPLOYEE PLANS OR LOCATION OF PRINCIPAL FACILITIES.

         The reincorporation proposal will effect a change only in the Company's legal domicile and other changes of a legal nature as outlined in this Information Statement. The Board and management believe that the proposed reincorporation will not result in any change in the business, management (except as described in this Information Statement), fiscal year, assets or liabilities or location of our principal facilities. All of our obligations will become the obligations of Kiwa Delaware. Our employee benefit arrangements will also be continued by Kiwa Delaware upon the terms and subject to the conditions currently in effect. After the merger, the shares of common stock of Kiwa Delaware will continue to be traded, without interruption, in the same principal market as the shares of common stock of the Company are traded prior to the merger.

         The Company's directors will continue as the directors of Kiwa Delaware after the proposed reincorporation is consummated and until their successors have been duly elected and qualified.

         Prior to the effective date of the merger, the Company will obtain any consents required for the merger from parties with whom we may have contractual arrangements. As a result, the rights and obligations under all contractual arrangements will continue and be assumed by Kiwa Delaware.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF UTAH AND DELAWARE.

         The corporation laws of Utah and Delaware differ in many respects. Although all the differences are not set forth in this information statement, the differences that could materially affect the rights of shareholders are discussed below.

STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS.

         In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult. Under the Utah Control Shares Acquisitions Act, shares acquired in a "control share acquisition" by a single shareholder or group of shareholders that give the shareholder or group more than 20% of the voting power of certain public Utah corporations cease to have voting rights until a resolution allowing the shares to be voted is approved by a majority of the outstanding shares of the corporation (excluding shares held by officers, directors and the acquiror). The Utah Control Shares Acquisitions Act provides that a corporation's articles of incorporation may provide that the Utah Control Shares Acquisitions Act does not apply to control share acquisitions of shares of the corporation. The Company's Articles of Incorporation specifically opt out of the Utah Control Shares Acquisitions Act.

         Section 203 of the Delaware General Corporation Law prohibits a corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that the person becomes an interested stockholder. The three-year moratorium imposed on business combinations by Section 203 does not apply if:

         o prior to the date on which the stockholder becomes an interested stockholder the Board approves either the business combination or the transaction which resulted in the person becoming an interested stockholder;

         o the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him an interested stockholder; or

         o the business combination is approved by the Board and approved at a stockholder meeting by the holders of two-thirds of the voting stock not owned by the interested stockholder.

         Section 203 only applies to Delaware corporations that have a class of voting stock that is listed on a national securities exchange, are quoted on an interdealer quotation system, such as Nasdaq, or are held of record by more than 2,000 stockholders. However, a corporation may elect not to be governed by
Section 203 by a provision in its Certificate of Incorporation or its Bylaws. Kiwa Delaware has not opted out of Section 203. Accordingly, following consummation of the reincorporation transaction and if the Company begins trading on NASDAQ, Section 203 will confer upon the Board the power to reject certain business combinations with interested stockholders, even though a potential acquiror may be offering a substantial premium.

INDEMNIFICATION AND LIMITATION OF LIABILITY.

         Utah and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their charter eliminating the liability of a director to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents.

         Utah law does not permit the elimination of monetary liability where liability is based on:

         o a financial benefit received by a director to which the director is not entitled;

         o an intentional infliction of harm on the corporation or its shareholders;

         o        an unlawful distribution; or

         o        an intentional violation of criminal law.

         Delaware law does not permit the elimination of monetary liability for:

         o breaches of the director's duty of loyalty to the corporation or its stockholders;

         o acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

         o        the  payment  of   unlawful   dividends   or  unlawful   stock
                  repurchases or redemptions; or

         o transactions in which the director received an improper personal benefit.

         Utah law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions no indemnification may be made without court approval when a person is adjudged liable to the corporation. Similarly, Delaware law allows indemnification of expenses incurred during derivative and third-party actions; however, Delaware law requires court approval of indemnification in both derivative and third-party actions when a person is adjudged liable to the corporation.

DIVIDENDS AND REPURCHASE OF SHARES.

         Utah law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

         Under Utah law, a corporation may not make any distribution, or repurchase its shares if, after giving effect to the distribution or repurchase:

         o the corporation would not be able to pay its debts as they become due in the normal course; or

         o its total assets would be less than the sum of its total liabilities plus the amount, if any, payable upon liquidation to holders of any preferred stock with distribution rights superior to the rights of holders of common stock.

         Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and the redemption or repurchase would not impair the capital of the corporation.

         To date, the Company has not paid any cash dividends on its outstanding shares of common stock and does not anticipate doing so in the foreseeable future.

STOCKHOLDER VOTING.

         Both Utah and Delaware law generally require that the holders of a majority of the shares of voting stock of both acquiring and target corporations approve statutory mergers. Neither Utah nor Delaware law requires a stockholder vote of the surviving corporation in a merger if:

         o the merger agreement does not amend the existing certificate of incorporation;

         o        each  share  of  the  stock  of  the   surviving   corporation
                  outstanding immediately before the merger is an identical outstanding share after the merger; and

         o either no shares of common stock of the surviving corporation and no securities convertible into common stock are to be delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be delivered under the plan of merger plus those initially issuable upon conversion of any other securities to be delivered under the plan do not exceed 20% of the shares of common stock outstanding immediately prior to the merger.

         Both Utah law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by the holders of a majority of the outstanding voting shares of the selling corporation.

         Utah law also requires that mergers, reorganizations, sales of assets and similar transactions be approved by a majority vote of each voting group entitled to vote separately on the plan of merger, reorganization or sale. In general, a class or series of stock is entitled to vote separately (or together with similarly affected shares of different series of the same class) if the proposed transaction would change the rights, preferences or limitations of the respective class or series. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a class of shares. As a result, stockholder approval of transactions may be easier to obtain under Delaware law for companies that have more than one class of shares outstanding.

APPRAISAL RIGHTS.

         Under both Utah law and Delaware law, a stockholder of a corporation participating in major corporate transactions may be entitled to appraisal rights under which the stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation. In determining fair market value, courts generally apply various valuation methods commonly used in the financial community. Under Delaware law, appraisal rights are not available with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, while Utah law provides for appraisal rights in these circumstances. Utah and Delaware law both provide exemption from appraisal for a transaction by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if the stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares. Delaware and Utah law also provide an exemption to a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger.

         Our shareholders do not have appraisal rights triggered by the reincorporation.

INSPECTION OF RECORDS.

         Delaware law allows stockholders and directors to inspect the corporation's records and stockholder list for purposes reasonably related to the person's interests as a stockholder or director upon written demand. In contrast, under Utah law, directors or shareholders may inspect certain corporate records for any purpose as long as the directors or shareholders give the corporation written notice five business days in advance. Other records, including the shareholder list and minutes from meetings of the Board, may be inspected only for a purpose reasonably related to the shareholder's or director's interest.





                                        KIWA BIO-TECH PRODUCTS GROUP CORPORATION

                                        On behalf of the Board of Directors



                                        /s/ James Nian Zhan
                                        ------------------------------------
                                        James Nian Zhan, Secretary

June __, 2004

                                  APPENDIX "A"

                     KIWA BIO-TECH PRODUCTS GROUP CORPORATON
                            2004 STOCK INCENTIVE PLAN

                      SECTION 1 : GENERAL PURPOSE OF PLAN

         The name of this plan is the Kiwa Bio-Tech Products Group Corporation 2004 Stock Incentive Plan (the "PLAN"). The purpose of the Plan is to enable Kiwa Bio-Tech Products Group Corporation, a Utah corporation (the "COMPANY"), and any Parent or any Subsidiary to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company.

                            SECTION 2 : DEFINITIONS

         For purposes of the Plan, the following terms shall be defined as set forth below:

         "ADMINISTRATOR" shall have the meaning as set forth in SECTION 3, hereof.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness);
(ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its shareholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the Stock Option Agreement or Stock Purchase Agreement. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

         "CHANGE IN CONTROL" shall mean:

         (1) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 80% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; PROVIDED, HOWEVER, that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as shareholders of another party to the transaction shall be disregarded; or

         (2) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" means a committee of the Board designated by the Board to administer the Plan.

         "COMPANY" means Kiwa Bio-Tech Products Group Corporation, a corporation organized under the laws of the State of Utah (or any successor corporation).

         "CONSULTANT" means a consultant or advisor who is a natural person and who provides bona fide services to the Company, a Parent or a Subsidiary;
provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

         "DATE OF GRANT" means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

         "DIRECTOR" means a member of the Board.

         "DISABILITY" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an ISO pursuant to SECTION 6.6 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

         "ELIGIBLE PERSON" means an Employee, Consultant or Director of the Company, any Parent or any Subsidiary.

         "EMPLOYEE" shall mean any individual who is a common-law employee (including officers) of the Company, a Parent or a Subsidiary.

         "EXERCISE  PRICE"  shall  have the  meaning  set forth in  SECTION  6.3 hereof.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FAIR MARKET VALUE" shall mean the fair market value of a Share, determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable; (ii) if the Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

         "ISO" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422(b) of the Code.

         "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

         "NON-QUALIFIED  STOCK  OPTION"  means a Stock  Option not  described in
Section 422(b) of the Code.

         "OFFEREE" means a Participant who is granted a Purchase Right pursuant to the Plan.

         "OPTIONEE" means a Participant who is granted a Stock Option pursuant to the Plan.

         "OUTSIDE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treasury Regulations (26 Code of Federal Regulation Section 1.162-27(e)(3)).

         "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         "PARTICIPANT" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in SECTION 3, to receive grants of Rights.

         "PLAN" means this Kiwa Bio-Tech Products Group Corporation 2004 Stock Incentive Plan, as the same may be amended or supplemented from time to time.

         "PURCHASE PRICE" shall have the meaning set forth in SECTION 7.3.

         "PURCHASE  RIGHT" means the right to purchase Stock granted pursuant to
SECTION 7.

         "RIGHTS" means Stock Options and Purchase Rights.

         "REPURCHASE RIGHT" shall have the meaning set forth in SECTION 8.7 of the Plan.

         "SERVICE" shall mean service as an Employee, Director or Consultant.

         "STOCK" means Common Stock, par vaule $0.001 per share, of the Company.

         "STOCK OPTION" or "OPTION" means an option to purchase shares of Stock granted pursuant to SECTION 6.

         "STOCK  OPTION  AGREEMENT"  shall have the meaning set forth in SECTION
6.1.

         "STOCK PURCHASE AGREEMENT" shall have the meaning set forth in SECTION 7.1.

         "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         "SURVIVING ENTITY" means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the shareholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the shareholders owned immediately before the merger, consolidation or similar transaction as shareholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

         "TEN PERCENT SHAREHOLDER" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

                           SECTION 3 : ADMINISTRATION

         3.1 ADMINISTRATOR. The Plan shall be administered by either (i) the Board or (ii) the Committee (the group that administers the Plan is referred to as the "ADMINISTRATOR").

         3.2 POWERS IN GENERAL. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan, (i) Stock Options, (ii) Purchase Rights or (iii) any combination of the foregoing.

         3.3 SPECIFIC POWERS. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each

Right; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; (viii) to prescribe the terms and conditions of each Stock Option and Purchase Right, including, without limitation, the Exercise Price, Purchase Price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option Agreement or Stock Purchase Agreement relating to such grant or sale; (ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the Purchase Price or Exercise Price, as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; (xii) to the extent permitted by law, by resolution adopted by the Board, to authorize one or more officers of the Company to do one or both of the following: (a) designate eligible officers and employees of the Company or any of its subsidiaries to be recipients of Awards and (b) determine the number of such Awards to be received by such officers and employees, provided that the resolution so authorizing such officer or officers shall specify the total number of Awards such officer or officers may award; and
(xiii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

         3.4 DECISIONS FINAL. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

         3.5 THE COMMITTEE. The Board may, in its sole and absolute discretion, from time to time, and at any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act shall, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the unanimous written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. During any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, all members of the Committee shall be Non-Employee Directors and Outside Directors.

         3.6 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator's consultants shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; PROVIDED, HOWEVER, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

                     SECTION 4 : STOCK SUBJECT TO THE PLAN

         4.1 STOCK  SUBJECT TO THE PLAN.  Subject to  adjustment  as provided in
SECTION 9, 1,047,907 shares of Common Stock shall be reserved and available for issuance under the Plan. Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         4.2 BASIC LIMITATION. The maximum number of shares with respect to which Options, awards or sales of Stock may be granted under the Plan to any Participant in any one calendar year shall be 350,000 shares. The number of shares that are subject to Rights under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares to satisfy the requirements of the Plan.

         4.3 ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision or right of repurchase, such shares shall again be available for the purposes of the Plan.

                            SECTION 5 : ELIGIBILITY

         Eligible Persons who are selected by the Administrator shall be eligible to be granted Rights hereunder subject to limitations set forth in this Plan; PROVIDED, HOWEVER, that only Employees shall be eligible to be granted ISOs hereunder.

                  SECTION 6 : TERMS AND CONDITIONS OF OPTIONS.

         6.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company (the "STOCK OPTION AGREEMENT"). Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement.

The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         6.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with SECTION 9, hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option.

         6.3 EXERCISE PRICE.

                  6.3.1 IN GENERAL. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "EXERCISE PRICE"), which shall, with respect to Incentive Stock Options, be not less than 100% of the Fair Market Value of the Stock on the Date of Grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Administrator; provided, however, that the Exercise Price shall be no less than 85% of the Fair Market Value of the shares on the Date of Grant of the Non-Qualified Stock Option.

                  6.3.2 TEN PERCENT SHAREHOLDER. A Ten Percent Shareholder shall not be eligible for designation as an Optionee or Purchaser, unless (i) the Exercise Price of a Non-Qualified Stock Option is at least 110% of the Fair Market Value of a Share on the Date of Grant, or (ii) in the case of an ISO, the Exercise Price is at least 110% of the Fair Market Value of a Share on the Date of Grant and such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant.

                  6.3.3 NON-APPLICABILITY. The Exercise Price restriction applicable to Non-Qualified Stock Options required by SECTIONS 6.3.1 and 6.3.2(I) shall be inoperative if a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

                  6.3.4 PAYMENT. The Exercise Price shall be payable in a form described in SECTION 8 hereof.

         6.4 WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

         6.5 EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. In the case of an Optionee who is not an officer of the Company, a Director or a Consultant, an Option shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the Date of Grant. Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Administrator, in its sole discretion.

         6.6 TERM. The Stock Option Agreement shall specify the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. In the case of an ISO granted to a Ten Percent Shareholder, the ISO shall not be exercised after the expiration of five years after the date the ISO is granted. Unless otherwise provided in the Stock Option Agreement, no Option may be exercised (i) three months after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (ii) one year after the date the Optionee's Service with the Company and its subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee's Service with the Company and its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not vested at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

         6.7 LEAVES OF ABSENCE. For purposes of SECTION 6.6 above, to the extent required by applicable law, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent or Subsidiary for whom Optionee provides his or her services.

         6.8 MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options (whether granted by the Company or another issuer) or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. Without limiting the foregoing, the Administrator may amend a previously granted Option to fully accelerate the exercise schedule of such Option (including without limitation, in connection with a Change in Control). The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the Exercise Price for all shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Optionee or increase the Optionee's obligations under such Option.

              SECTION 7 : TERMS AND CONDITIONS OF AWARDS OR SALES

         7.1 STOCK PURCHASE AGREEMENT. Each award or sale of shares of Stock under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

         7.2 DURATION OF OFFERS. Unless otherwise provided in the Stock Purchase Agreement, any right to acquire shares of Stock under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company.

         7.3 PURCHASE PRICE.

                  7.3.1 IN GENERAL. Each Stock Purchase Agreement shall state the price at which the Stock subject to such Stock Purchase Agreement may be purchased (the "PURCHASE PRICE"), which, with respect to Stock Purchase Rights, shall be determined in the sole discretion of the Administrator; PROVIDED, HOWEVER, that the Purchase Price shall be no less than 85% of the Fair Market Value of the shares of Stock on either the Date of Grant or the date of purchase of the Purchase Right.

                  7.3.2 TEN PERCENT STOCKHOLDERS. A Ten Percent Stockholder shall not be eligible for designation as a Purchaser unless the Purchase Price (if any) is at least 100% of the Fair Market Value of a Share.

                  7.3.3 NON APPLICABILITY. The Purchase Price restrictions required by SECTIONS 7.3.1 and 7.3.2 shall be inoperative if a determination is made by counsel for the Company that such Purchase Price restrictions are not required in the circumstances under applicable federal or state securities laws.

                  7.3.4 PAYMENT OF PURCHASE PRICE. The Purchase Price shall be payable in a form described in SECTION 8.

         7.4 WITHHOLDING TAXES. As a condition to the purchase of shares, the Purchaser shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

                       SECTION 8 : PAYMENT; RESTRICTIONS

         8.1 GENERAL RULE. The entire Purchase Price or Exercise Price of shares issued under the Plan shall be payable in full by, as applicable, cash or check for an amount equal to the aggregate Purchase Price or Exercise Price for the number of shares being purchased, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, (i) in the case of an Option, by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "CASHLESS EXERCISE"), (ii) in the case of an Option or a sale of Stock, by paying all or a portion of the Exercise Price or Purchase Price for the number of shares being purchased by tendering Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Purchase Price of the Stock with respect to which such Option or portion thereof is thereby exercised or Stock acquired (a "STOCK-FOR-STOCK EXERCISE") or (iii) by a stock-for-stock exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee and receives a number of shares of Stock equal to the difference between the Option shares thereby exercised and the identified attestation shares of Stock (an "ATTESTATION EXERCISE").

         8.2 WITHHOLDING PAYMENT. The Purchase Price or Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) stock-for-stock exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("STOCK WITHHOLDING"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock Withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

         8.3 SERVICES RENDERED. At the discretion of the Administrator, shares of Stock may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

         8.4 PROMISSORY NOTE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price or Purchase Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note; PROVIDED, HOWEVER, that payment of any portion of the Exercise Price by promissory note shall not be permitted where such loan would be prohibited by applicable laws, regulations and rules of the Securities and Exchange Commission and any other governmental agency having jurisdiction. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; PROVIDED, HOWEVER, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

         8.5 EXERCISE/PLEDGE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so allows, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         8.6 WRITTEN NOTICE. The purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the purchaser (or to his designee) a certificate for the number of shares of Common Stock being exercised or purchased or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

         8.7 REPURCHASE RIGHTS. Each Stock Purchase Agreement may provide that the Company may repurchase the Participant's Rights as provided in this SECTION
8.7 (the "REPURCHASE RIGHT").

                  8.7.1   REPURCHASE   PRICE.  The  Repurchase  Right  shall  be
exercisable at a price equal to the Purchase Price.

                  8.7.2 EXERCISE OF REPURCHASE RIGHT. A Repurchase Right may be exercised only within 90 days after the termination of the Participant's Service for cash or for cancellation of indebtedness incurred in purchasing the shares; PROVIDED, HOWEVER, the Repurchase Right shall lapse at least as rapidly as to 20% of the Restricted Stock purchased hereunder each year over a period of five years from the date the Restricted Stock is purchased.

         8.8 TERMINATION OF REPURCHASE RIGHT. Each Stock Purchase Agreement shall provide that the Repurchase Rights shall have no effect with respect to, or shall lapse and cease to have effect when a determination is made by counsel for the Company that such Repurchase Rights are not permitted under applicable federal or state securities laws.

         8.9 NO TRANSFERABILITY. Except as provided herein, a Participant may not assign, sell or transfer Rights, in whole or in part, other than by will or by operation of the laws of descent and distribution.

                  8.9.1 PERMITTED TRANSFER OF NON-QUALIFIED OPTION. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO or Stock Purchase Right) as follows: (i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor (either or both (i) or (ii) referred to as a "PERMITTED TRANSFEREE"). For purposes of this SECTION 8.9.1, "IMMEDIATE FAMILY" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

                  8.9.2 CONDITIONS OF PERMITTED TRANSFER. A transfer permitted under this SECTION 8.9 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan.

                   SECTION 9 : ADJUSTMENTS; MARKET STAND-OFF

         9.1 EFFECT OF CERTAIN CHANGES.

                  9.1.1 STOCK DIVIDENDS, SPLITS, ETC. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding Rights and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; PROVIDED, HOWEVER, that any fractional shares resulting from the adjustment shall be eliminated.

                  9.1.2 LIQUIDATION, DISSOLUTION, MERGER OR CONSOLIDATION. In the event of a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; a reverse merger in which the Company is the Surviving Entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or the transfer of more than 80% of the then outstanding voting stock of the Company to another person or entity, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Rights by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and such outstanding Rights by the Surviving Entity or its parent; (iii) the substitution by the Surviving Entity or its parent of Rights with substantially the same terms for such outstanding Rights; or (iv) the cancellation of such outstanding Rights without payment of any consideration, provided that if such Rights would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Rights holder a notice of cancellation, to exercise the vested portion of such Rights in whole or in part, or, if provided for by the Administrator using its sole discretion in a notice of cancellation, to exercise such Rights in whole or in part without regard to any vesting provisions in the Rights agreement.

                  9.1.3 FURTHER ADJUSTMENTS. Subject to SECTION 9.1.2, the Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or Change in Control, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Rights. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Rights so as to provide for earlier, later, extended or additional time for exercise and other modifications, and the Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Administrator may take such action before or after granting Rights to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or Change in Control that is the reason for such action.

                  9.1.4 PAR VALUE CHANGES. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

         9.2 DECISION OF ADMINISTRATOR FINAL. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; PROVIDED, HOWEVER, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

         9.3 NO OTHER RIGHTS. Except as hereinbefore  expressly provided in this
SECTION 9, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in SECTION 9.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this SECTION 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

         9.4 MARKET STAND-OFF. Each Stock Option Agreement and Stock Purchase Agreement may provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF").

                     SECTION 10 : AMENDMENT AND TERMINATION

         The Board may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

                        SECTION 11 : GENERAL PROVISIONS

         11.1 GENERAL RESTRICTIONS.

                  11.1.1 NO VIEW TO DISTRIBUTE. The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

                  11.1.2 LEGENDS. All certificates for shares of Stock delivered under  the Plan  shall  be  subject  to such  stop  transfer  orders  and  other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  11.1.3 NO RIGHTS AS SHAREHOLDER. Except as specifically provided in this Plan, a Participant or a transferee of a Right shall have no rights as a shareholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in SECTION 9.1, hereof.

         11.2 OTHER COMPENSATION ARRANGEMENTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         11.3 DISQUALIFYING DISPOSITIONS. Any Participant who shall make a "DISPOSITION" (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

         11.4 REGULATORY MATTERS. Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

         11.5 RECAPITALIZATIONS. Each Stock Option Agreement and Stock Purchase Agreement shall contain provisions required to reflect the provisions of SECTION 9.

         11.6 DELIVERY. Upon exercise of a Right granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

         11.7 OTHER PROVISIONS. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

                    SECTION 12 : INFORMATION TO PARTICIPANTS

         To the extent necessary to comply with California law, the Company each year shall furnish to Participants its balance sheet and income statement unless such Participants are limited to key Employees whose duties with the Company assure them access to equivalent information.

                      SECTION 13 : EFFECTIVE DATE OF PLAN

         The effective date of this Plan is May 10, 2004. The adoption of the Plan is subject to approval by the Company's shareholders, which approval must be obtained within 12 months from the date the Plan is adopted by the Board. In the event that the shareholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Options or sales or awards of shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

                           SECTION 14 : TERM OF PLAN

         The Plan shall terminate automatically on May 10, 2014, but no later than prior to the 10th anniversary of the effective date. No Right shall be granted pursuant to the Plan after such date, but Rights theretofore granted may extend beyond that date. The Plan may be terminated on any earlier date pursuant to SECTION 10 hereof.

                            SECTION 15 : EXECUTION.

         To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same as of May 10, 2004.



                                   KIWA BIO-TECH PRODUCTS GROUP CORPORATION


                                         /S/ WEI LI
                                   ------------------------------
                                   By:   Wei Li
                                   Its:  Chief Executive Officer